UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2002

SOLECTRON CORPORATION

(Exact name of registrant as specified in charter)

Delaware	1-11098	94-2447045

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Gibraltar Drive, Milpitas, California	95035

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 957-8500

Not Applicable

(Former name or former address, if changed since last report.)

ITEM 5: Other Events.
ITEM 7: Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

ITEM 5: Other Events.

     On November 13, 2002, Solectron Corporation submitted to the Securities and Exchange Commission the Statements under Oath of Principal Executive Officer and Principal Financial Officer in accordance with the SEC’s June 27, 2002 Order requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities and Exchange Act of 1934.

ITEM 7: Financial Statements and Exhibits.

     (c)  Exhibits:

     The exhibits listed below and in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Exhibit Description

99.1	Statement under Oath of Koichi Nishimura, Principal Executive Officer of Solectron Corporation, regarding facts and circumstances relating to Exchange Act Filings.

99.2	Statement under Oath of Kiran Patel, Principal Financial Officer of Solectron Corporation, regarding facts and circumstances relating to Exchange Act Filings.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 13, 2002	Solectron Corporation

/s/ Kiran Patel Kiran Patel Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Statement under Oath of Koichi Nishimura, Principal Executive Officer of Solectron Corporation, regarding facts and circumstances relating to Exchange Act Filings.

99.2	Statement under Oath of Kiran Patel, Principal Financial Officer of Solectron Corporation, regarding facts and circumstances relating to Exchange Act Filings.